________________________________________________________________________________



                                AMENDMENT NO. 3

                           dated as of June 1, 2003

                                     to

                            TAX INDEMNITY AGREEMENT
                         dated as of December 1, 1985



                                    between



                              EMERSON FINANCE CO.
                      beneficiary under a Trust Agreement
                         dated as of December 1, 1985
                        with Wilmington  Trust Company
                                      and
                                William J. Wade,
                 as Owner Trustee and Cotrustee, respectively,
                                     Lessor

                                      and

                         TUCSON ELECTRIC POWER COMPANY,
                                      and
                           SAN CARLOS RESOURCES INC.,
                                     Lessee

                     _______________________________________
                                  Common Plant
                         Springerville Generating Station


________________________________________________________________________________

                                AMENDMENT NO. 3
                                       to
                            TAX INDEMNITY AGREEMENT


     This AMENDMENT NO. 3 (this "Amendment"), dated as of June 1, 2003 to TAX INDEMNITY AGREEMENT, dated as of December 1, 1985, between TUCSON ELECTRIC POWER COMPANY, an Arizona corporation, and SAN CARLOS RESOURCES INC., an Arizona corporation, as Lessee (the "Lessee"), and EMERSON FINANCE CO. a Delaware corporation (the "Owner Participant"), beneficiary under a Trust Agreement, dated as of December 1, 1985, with Wilmington Trust Company and William J. Wade, as Owner Trustee and Cotrustee, respectively (the "Lessor").

                              W I T N E S S E T H

     WHEREAS, the Owner Participant (or its predecessor in interest) and the Lessee entered into a Tax Indemnity Agreement, dated as of December 1, 1985, as amended by Amendment No. 1, dated as of December 15, 1992, to Tax Indemnity Agreement dated as of December 1, 1985 and by Amendment No. 2, dated as of December 1, 1999, to Tax Indemnity Agreement dated as of December 1, 1985 (such Tax Indemnity Agreement, as so amended and as further amended, modified or supplemented from time to time, being referred to herein as the "Tax Indemnity Agreement);

     WHEREAS, the Lessee, the Lessor, the Owner Participant and certain other parties have agreed pursuant to a Refunding Agreement, dated as of June 1, 2003 (as amended, modified or supplemented from time to time, the "Refunding Agreement") to participate in refinancing the outstanding Secured Notes on the Refunding Date (as defined in the Refunding Agreement);

     WHEREAS, the Owner Participant and the Lessee wish to amend the Tax Indemnity Agreement as contemplated herein in order to reflect agreements and amendments contemplated by the Refunding Agreement;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. General. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings specified in the Tax Indemnity Agreement.

     Section 2. Changed Definition. The definition of "Refunding Agreement" and all references to such Refunding Agreement shall be modified to refer to the Refunding Agreement dated as of June 1, 2003, among Lessee, Emerson Finance Co., Lessor and certain parties (as such Refunding Agreement may be amended, modified or supplemented from time to time). "1999 Refunding Agreement" shall mean the Refunding Agreement dated as of December 1, 1999, among Lessee, Emerson Finance Co., Lessor and certain parties.

     Section 3. Indemnified Losses. (a) Section 3.1(c) is hereby amended to read in its entirety as set forth below:

          "(c) if, as a result of the Lessee paying any Transaction Expenses (as defined in the Refunding Agreement) or Transaction Expenses (as defined in the 1999 Refunding Agreement) the Owner Participant shall be required to include any amount in its gross income; or".

     (b) Section 3.1(d) is hereby amended by replacing the phrase "the Refunding Date (as defined in the Refunding Agreement)" with the following:

          "December 16, 1999,".

     (c) Section 3.1 is hereby amended by adding at the end of subsection (d) (i.e. prior to the phrase "(any of the events)") the following:

          "; or (e) if, as a result of the Lessee paying any Supplemental Rent under Section 3(c) of the Lease with respect to payments contemplated by Section 2(h) of the Supplemental Indenture No. 3, dated as of June 1, 2003, to the Indenture the Owner Participant shall be required to include any amount in its gross income".

     (d) Section 3.1 is hereby amended by replacing the phrase "(any of the events described in these subsections (a)(2), (b), (c) or (d) being referred to hereinafter as a "Loss")" with the following:


          "(any of the events described in these subsections (a)(2), (b), (c), (d) or (e) being referred to hereinafter as a "Loss")".

     Section 4. Counterpart Execution. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 5. Ratification of the Tax Indemnity Agreement. As amended by this Amendment, the Tax Indemnity Agreement is in all respects ratified, approved and confirmed, and the Tax Indemnity Agreement and this Amendment shall together constitute one and the same instrument.

     Section 6. Governing Law. This Amendment has been delivered in, and shall in all respects be governed by, construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, including such laws applicable to matters of construction, validity and performance.

     Section 7. No Duplication of Payment. Section 21 is hereby amended to read in its entirety as set forth below:

          "Section 21. No Duplication of Payment. Nothing contained in the terms of this Tax Indemnity Agreement shall be construed to require the Lessee or the Owner Participant to to pay any Loss or savings arising out of any event indemnified hereunder more than once or to make any payments hereunder to the extent previously reflected in (x) a rental adjustment pursuant to Section 3 (g) of the

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

          Lease Agreement, or (y) a payment made pursuant to Section 2.01(d) of the 1999 Refunding Agreement (with respect to the income attributable to the payment pursuant to Section 2.01(c) of the 1999 Refunding Agreement), except as set forth in Section 7 hereof. For the avoidance of doubt, the parties confirm that Section 4 hereof shall have no application to any payments made pursuant to the 1999 Refunding Agreement or any tax benefits arising therefrom."

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

     IN WITNESS WHEREOF, the Owner Participant and the Lessee have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the date set forth above.

                                        TUCSON ELECTRIC POWER COMPANY


                                        By  ____________________________________
                                            Name:
                                            Title:



                                        SAN CARLOS RESOURCES INC.


                                        By  ____________________________________
                                            Name:
                                            Title:



                                        EMERSON FINANCE CO.


                                        By  ____________________________________
                                            Name:
                                            Title:

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